Exhibit  10.4

                                PROMISSORY NOTE
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$150,000.00                                           ORANGE COUNTY,  CALIFORNIA
-----------                                           -------------   ----------
                                                                APRIL  25,  2002
                                                                ----------------

FOR VALUE RECEIVED, RAPIDTRON, INC, a Delaware corporation ("Maker"), promises to pay to the order of STEVE MEINEKE, an individual, and JOHN CREEL, an individual (collectively, "Holders"), the principal sum of One Hundred Fifty Thousand Dollars (US $150,000.00), with interest thereon from the date hereof until this Promissory Note (this "Note") is paid in full at the rate set forth below.

     1.     Acknowledgment.  Maker  and  Holders  hereby  acknowledge  that,  in
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connection  with  this  Note,  Holders  have  obtained  a  loan  from Commercial
Bank-California in the original principal amount equal to US$150,000.00, pursuant to that certain Note, dated as of April 25, 2002, as now or hereafter amended (the "CBC Loan").

     2.     Maturity.  Notwithstanding  any  provision  contained  herein to the
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contrary,  the  entire  indebtedness  evidenced by this Note, including, without limitation, the entire principal balance outstanding hereunder, any and all unpaid interest accrued thereon and any and all other amounts due and owing hereunder, shall be due and payable on the date on which the CBC Loan becomes due and payable (including, without limitation, any extension or acceleration of the maturity date thereunder). All payments made hereunder shall be made in lawful money of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

     3.     Interest  Rate.  The  outstanding  principal balance under this Note
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shall  bear  interest  at  the rate payable under the CBC Loan and upon the same terms  and  conditions  set  forth  therein.

     4.     Prepayment.  This  Note may be prepaid, at any time and from time to
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time,  in  whole  or in part, under the same terms of prepayment as set forth in the CBC Loan. Any partial prepayment of the principal balance made under this Note shall be reflected on Schedule 1, attached hereto and incorporated herein
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by  this  reference,  by  entry  of  a  credit in the amount of such prepayment.

     5.     Waivers.  Maker  and  any and all endorsers, guarantors and sureties
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of  this  Note,  if any, (a) severally waive diligence, presentment, protest and demand  and notice of protest, demand, dishonor and nonpayment of this Note, and
(b) consent to the acceptance of security, if any, or the release of security, if any, for this Note, all without in any way affecting the liability of Maker and/or the endorsers, guarantors or sureties of this Note, if any. The right to plead any and all statutes of limitations as a defense to any duty, obligation, or liability under this Note is expressly waived by Maker and each and every endorser, guarantor or surety, if any, to the fullest extent permitted by law.

     6.     Attorneys  Fees.  If Holders institute any collection effort, of any
            ---------------
nature whatsoever (expressly including any collection efforts in any bankruptcy case), for any amount due and payable hereunder, then Maker shall pay to Holders forthwith any and all reasonable costs and expenses of collection actually incurred by Holders, including, without limitation, reasonable attorneys' fees, whether or not suit or other action or proceeding is instituted.

     7.     Severability.  The  provisions of this Note are intended by Maker to
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be severable and divisible and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable the remainder of this Note or any part thereof.

     8.     Notices.  All  notices  under  this  Note  shall  be  in writing and
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addressed  to  the  party's  "Address  for Notice" and shall be deemed given (or received) by a party (a) upon delivery, if hand-delivered (including delivery by overnight courier service); (b) at the expiration of three (3) days following deposit in the U.S. Mail, postage prepaid, certified or registered mail, return receipt requested; or (c) if given by facsimile transmission, when such facsimile is transmitted and the sender has received a confirmation of such transmission. The term "Address for Notice" means with respect to any party,
(a) such party's address as set forth in its Address for Notice appearing below Maker's


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signature  hereto;  and/ or (b) any other or additional address which such party has advised such other party by written notice.

     9.     Usury.  Notwithstanding  any provision of this Note to the contrary,
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the  total liability for payments in the nature of interest shall not exceed the limits imposed by the applicable usury laws of the State of California. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement, evidencing or securing the debt, at the time performance of such provisions shall be due, shall involve the payment of interest in excess of that authorized by law, and if from any circumstances, Holders shall ever receive as interest an amount which would exceed the highest lawful rate applicable to Maker, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the debt evidenced hereby and not to the payment of interest. Maker hereby acknowledges and agrees that the CBC Loan made to the Holders was for the benefit of Maker, and Maker hereby agrees to indemnify and hold harmless Holders from and against any liability that may arise under the CBC Loan over and above the principal and interest due under this Note, and to the extent that the amount of such liability under the CBC Loan, whether in the form of interest or otherwise, exceeds the amount of interest that may be lawfully charged against Maker under this Note, such amount shall be added to principal due hereunder; provided, however, Holders shall deliver any amount paid by Maker hereunder to the holder of the CBC Loan.

     10.     Waiver  of  Trial  by  Jury.  MAKER  HEREBY  WAIVES, TO THE FULLEST
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EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, OR ANY ACTS OR OMISSIONS OF HOLDERS IN CONNECTION THEREWITH.

     11.     Governing  Law.  This  Note shall be governed by and interpreted in
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accordance  with  the  laws of the State of California, without giving effect to any  principle  or  doctrine  regarding  conflicts  of  laws.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first written above.

RAPIDTRON,  INC,
a  Delaware  corporation


By:  /s/ John Creel
   --------------------------------------------------------------
     John Creel, Chief Executive Officer and President


MAKER'S  ADDRESS  FOR  NOTICE:
Rapidtron,  Inc.
3151  Airway  Avenue,  building  Q
Costa  Mesa,  California  92626


HOLDERS'  ADDRESS  FOR  NOTICE:
Steve  Meineke
John  Creel
3151  Airway  Avenue,  building  Q
Costa  Mesa,  California  92626



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND/ OR STATE SECURITIES LAWS AND/ OR THE REGULATIONS AND RULES PROMULGATED THEREUNDER.


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                                   SCHEDULE 1

                        ADJUSTMENTS TO PRINCIPAL BALANCE


                                                OUTSTANDING
               DATE:   (DECREASES/CREDITS):   PRINCIPAL BALANCE:
             --------  --------------------   ------------------

             04/25/02                            $150,000.00
             12/30/02      (10,000.00)           $140,000.00
              4/22/03      (10,000.00)           $130,000.00
              7/15/03       (7,500.00)           $122,500.00
              8/11/03       (7,500.00)           $115,000.00


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